UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

AB BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2019

Date of reporting period: September 30, 2019

ITEM 1. REPORTS TO STOCKHOLDERS.

SEP    09.30.19

ANNUAL REPORT

AB LIMITED DURATION HIGH INCOME PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Limited Duration High Income Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 1

ANNUAL REPORT

November 12, 2019

This report provides management’s discussion of fund performance for AB Limited Duration High Income Portfolio for the annual reporting period ended September 30, 2019.

The Fund’s investment objective is to seek the highest level of income that is available without assuming what the Adviser considers to be undue risk to principal.

NAV RETURNS AS OF SEPTEMBER 30, 2019 (unaudited)

	6 Months	12 Months

AB LIMITED DURATION HIGH INCOME PORTFOLIO

Class A Shares	3.02%	5.54%

Class C Shares	2.63%	4.76%

Advisor Class Shares[1]	3.25%	5.91%

Bloomberg Barclays Global High Yield 1-5 Year Index (USD hedged)	1.77%	4.52%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays Global High Yield 1-5 Year Index (USD hedged), for the six- and 12-month periods ended September 30, 2019.

During the 12-month period, all share classes of the Fund outperformed the benchmark, before sales charges. Security decisions contributed, relative to the benchmark, primarily from gains within energy, sovereign bonds and telecommunications, outweighing losses within banking. Industry positioning boosted returns further, helped by an underweight in sovereign bonds, no exposure to local authorities and the Fund’s utilization of credit default swaps. Country allocation was a slight positive, while yield-curve and currency positioning were minor detractors.

During the six-month period, all share classes of the Fund outperformed the benchmark, before sales charges. Security decisions contributed to returns, primarily from gains within energy, sovereign bonds and consumer non-cyclicals. Industry positioning also contributed, helped by an underweight in sovereign bonds and no exposure to local authorities. Country and yield-curve decisions had no meaningful overall impact on returns, while currency positioning was a minor detractor to performance.

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During both periods, the Fund utilized currency forwards and currency options, both purchased and written, to hedge currency exposure as well as to manage active currency risk. Purchased and written equity options were used to hedge market exposure. Treasury futures and interest rate swaps were used to manage duration, country exposure and yield-curve positioning. Equity futures were used to hedge active risk. Total return swaps and credit default swaps, both single name and index, were used to hedge credit risk as well as to take active credit and growth risk.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income markets performed strongly over the 12-month period ended September 30, 2019. After holding rates steady in early 2019, the US Federal Reserve lowered interest rates in July and September, reacting to slowing global growth, declining manufacturing output and faltering business confidence from the ongoing US-China trade war. The European Central Bank followed suit in September by cutting rates to a record low and announcing the resumption of quantitative easing. The Reserve Bank of Australia cut interest rates for a second time to a new low, as well, while the Bank of Japan issued guidance that interest rates would remain low well into 2020. The Bank of Canada maintained interest rates as the country’s overall economy remained in balance. Central bankers in numerous other developed and emerging markets also lowered interest rates and signaled further monetary easing and potential fiscal stimulus measures to boost faltering demand. Inflation remained below target in most developed countries and is falling in emerging markets.

Heavy investor demand for sovereign debt increased negative-yielding bonds to over US$17 trillion. Long-dated developed-market treasury securities and emerging-market sovereign debt were strong performers given their interest-rate sensitivity. Investment-grade corporate bond returns were also robust, and spreads remained near historical lows, outperforming high-yield bonds. However, various geopolitical risks remained, including escalating Hong Kong demonstrations, the possibility of a hard Brexit, a potential US–European Union trade conflict and the prospect of a global currency war. The US dollar remained strong as a safe haven during this period of increased global growth uncertainty.

The Fund’s Senior Investment Management Team (the “Team”) continues to utilize its high-quality strategy that seeks attractive returns with less volatility than traditional high-yield approaches. The Team seeks to manage interest-rate risk by maintaining an average duration of less than four years. The Fund’s primary investments are high-yield corporate fixed-income securities from developed and emerging markets, particularly lower rated, investment-grade and unrated debt securities.

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INVESTMENT POLICIES

The Fund invests primarily in fixed-income securities, with an emphasis on corporate fixed-income securities rated below investment-grade (commonly known as “junk bonds”), unrated securities considered by the Adviser to be of comparable quality, and related derivatives. Under normal circumstances, the Fund will maintain a dollar-weighted average duration of less than four years, although it may invest in individual fixed-income securities with durations in excess of four years.

The Fund may also invest in investment-grade fixed-income securities, high-yield securities of governments and government-related issuers, loan participations and, to a lesser extent, equity securities and derivatives related to these instruments. The Fund will not invest more than 10% of its net assets in securities rated at or below Caa1 by Moody’s Investors Service, CCC+ by S&P Global Ratings or CCC by Fitch Ratings at the time of purchase. (For the purpose of this 10% limit, the Fund will rely on the highest rating from any of the three rating agencies, and the notional amount of derivatives related to these instruments will be counted.)

The Fund will invest on a global basis, including securities of issuers in both developed- and emerging-market countries. The Fund may invest in securities denominated in foreign currencies, although it expects to use hedging instruments frequently to attempt to limit the currency exposure resulting from such investments.

The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps, to a significant extent. Derivatives may provide more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund’s exposure. For example, the Fund may use credit default and interest rate swaps to gain exposure to the fixed-income markets. In determining when and to what extent to enter into derivative transactions, the Adviser will consider factors such as the risks and returns of these investments relative to direct investments and the costs of such transactions. Derivatives such as options and forwards may also be used for hedging purposes, including to hedge against interest-rate, credit market and currency fluctuations.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Global High Yield 1-5 Year Index (USD hedged) is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Global High Yield 1-5 Year Index represents the performance of non-investment grade fixed-income securities in the US, developed and emerging markets with more than one year and less than five years remaining until maturity, hedged to the US dollar. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond, currency and commodity markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer, guarantor or counterparty may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a

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DISCLOSURES AND RISKS (continued)

fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be difficult to price and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years illiquid investments risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

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DISCLOSURES AND RISKS (continued)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

12/7/20111 TO 9/30/2019

This chart illustrates the total value of an assumed $10,000 investment in AB Limited Duration High Income Portfolio Class A shares (from 12/7/20111 to 9/30/2019) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 12/7/2011.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			3.13%

1 Year	5.54%	1.10%

5 Years	3.85%	2.94%

Since Inception[2]	4.76%	4.19%

CLASS C SHARES			2.53%

1 Year	4.76%	3.76%

5 Years	3.09%	3.09%

Since Inception[2]	3.99%	3.99%

ADVISOR CLASS SHARES[3]			3.53%

1 Year	5.91%	5.91%

5 Years	4.13%	4.13%

Since Inception[2]	5.05%	5.05%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.05%, 1.80% and 0.80% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of expenses associated with acquired fund fees and expenses of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 0.95%, 1.70% and 0.70% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2020. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2019.

2	Inception date: 12/7/2011.

3

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	1.10%

5 Years	2.94%

Since Inception[1]	4.19%

CLASS C SHARES

1 Year	3.76%

5 Years	3.09%

Since Inception[1]	3.99%

ADVISOR CLASS SHARES[2]

1 Year	5.91%

5 Years	4.13%

Since Inception[1]	5.05%

1	Inception date: 12/7/2011.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,030.20	$4.78	0.94%	$4.83	0.95%
Hypothetical**	$1,000	$1,020.36	$4.76	0.94%	$4.81	0.95%
Class C
Actual	$1,000	$1,026.30	$8.58	1.69%	$8.64	1.70%
Hypothetical**	$1,000	$1,016.60	$8.54	1.69%	$8.59	1.70%
Advisor Class
Actual	$1,000	$1,032.50	$3.52	0.69%	$3.57	0.70%
Hypothetical**	$1,000	$1,021.61	$3.50	0.69%	$3.55	0.70%
Class R
Actual	$1,000	$1,028.90	$6.10	1.20%	$6.10	1.20%
Hypothetical**	$1,000	$1,019.05	$6.07	1.20%	$6.07	1.20%
Class K
Actual	$1,000	$1,030.30	$4.84	0.95%	$4.84	0.95%
Hypothetical**	$1,000	$1,020.31	$4.81	0.95%	$4.81	0.95%
Class I
Actual	$1,000	$1,031.50	$3.56	0.70%	$3.56	0.70%
Hypothetical**	$1,000	$1,021.56	$3.55	0.70%	$3.55	0.70%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

September 30, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $275.5

1

All data are as of September 30, 2019. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

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PORTFOLIO OF INVESTMENTS

September 30, 2019

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 40.5%
Industrial – 35.4%
Basic – 4.3%
Advanced Drainage Systems, Inc. 5.00%, 9/30/27(a)	U.S.$	199	$202,031
Axalta Coating Systems LLC 4.875%, 8/15/24(a)		300	310,668
Berry Global, Inc. 6.00%, 10/15/22		645	656,275
CF Industries, Inc. 7.125%, 5/01/20		896	920,640
Constellium SE 6.625%, 3/01/25(a)		250	260,672
FMG Resources (August 2006) Pty Ltd. 4.75%, 5/15/22(a)		980	1,006,078
5.125%, 3/15/23-5/15/24(a)		340	352,555
Freeport-McMoRan, Inc. 3.55%, 3/01/22		390	392,102
Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, 12/15/23(a)		329	315,264
Novelis Corp. 6.25%, 8/15/24(a)		283	296,805
OCI NV 5.00%, 4/15/23(a)	EUR	300	342,311
Peabody Energy Corp. 6.00%, 3/31/22(a)	U.S.$	1,430	1,435,205
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg S.A. 5.125%, 7/15/23(a)		1,433	1,470,903
Sealed Air Corp. 4.875%, 12/01/22(a)		1,200	1,261,284
5.25%, 4/01/23(a)		305	325,481
Smurfit Kappa Acquisitions ULC 2.875%, 1/15/26(a)	EUR	334	400,673
thyssenkrupp AG 2.875%, 2/22/24(a)		343	385,143
Valvoline, Inc. 5.50%, 7/15/24	U.S.$	73	75,941
WR Grace & Co.-Conn 5.125%, 10/01/21(a)		1,381	1,436,516

			11,846,547

Capital Goods – 2.7%
ARD Finance SA 6.625% (6.625% Cash or 7.375% PIK), 9/15/23(b)	EUR	255	287,206

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.25%, 9/15/22(a)	U.S.$	888	$900,023
Ball Corp. 4.00%, 11/15/23		700	733,005
Bombardier, Inc. 6.00%, 10/15/22(a)		26	25,873
6.125%, 1/15/23(a)		1,150	1,162,305
7.50%, 3/15/25(a)		26	25,996
Cleaver-Brooks, Inc. 7.875%, 3/01/23(a)		72	68,284
Colfax Corp. 6.00%, 2/15/24(a)		194	205,613
Crown European Holdings SA 2.25%, 2/01/23(a)	EUR	116	133,388
GFL Environmental, Inc. 5.625%, 5/01/22(a)	U.S.$	405	413,550
Owens-Brockway Glass Container, Inc. 5.00%, 1/15/22(a)		503	519,770
Terex Corp. 5.625%, 2/01/25(a)		665	684,385
Tervita Corp. 7.625%, 12/01/21(a)		1,031	1,048,434
Triumph Group, Inc. 6.25%, 9/15/24(a)		491	510,601
Trivium Packaging Finance BV 3.75%, 8/15/26(a)	EUR	100	115,293
5.50%, 8/15/26(a)	U.S.$	232	243,180
8.50%, 8/15/27(a)		271	293,550

			7,370,456

Communications - Media – 4.8%
Altice Financing SA 6.625%, 2/15/23(a)		1,193	1,225,951
Altice Luxembourg SA 7.75%, 5/15/22(a)		200	204,214
AMC Networks, Inc. 4.75%, 12/15/22		898	911,470
5.00%, 4/01/24		711	732,088
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 3/01/23(a)		614	623,247
5.25%, 9/30/22		936	946,380
Clear Channel Worldwide Holdings, Inc. 5.125%, 8/15/27(a)		159	166,052
CSC Holdings LLC 5.375%, 7/15/23(a)		716	735,117
6.75%, 11/15/21		346	373,829

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375%, 8/15/26(a)	U.S.$	217	$225,177
6.625%, 8/15/27(a)		58	60,160
DISH DBS Corp. 5.00%, 3/15/23		291	294,239
5.125%, 5/01/20		144	145,682
6.75%, 6/01/21		391	411,700
iHeartCommunications, Inc. 6.375%, 5/01/26		508	550,123
Lamar Media Corp. 5.00%, 5/01/23		671	683,997
Netflix, Inc. 5.50%, 2/15/22		954	1,012,881
Radiate Holdco LLC/Radiate Finance, Inc. 6.875%, 2/15/23(a)		119	122,575
RR Donnelley & Sons Co. 7.00%, 2/15/22		19	19,666
Sinclair Television Group, Inc. 6.125%, 10/01/22		745	758,797
Sirius XM Radio, Inc. 3.875%, 8/01/22(a)		850	864,424
4.625%, 5/15/23-7/15/24(a)		397	409,491
TEGNA, Inc. 4.875%, 9/15/21(a)		1,398	1,399,943
Univision Communications, Inc. 5.125%, 5/15/23-2/15/25(a)		113	111,050
Virgin Media Secured Finance PLC 5.25%, 1/15/26(a)		335	343,814

			13,332,067

Communications - Telecommunications – 3.3%
Altice France SA/France 5.625%, 5/15/24(a)	EUR	321	360,447
CB T-Mobile USA, Inc. 6.00%, 3/01/23(c)(d)(e)(f)	U.S.$	731	– 0	–
6.50%, 1/15/24(c)(d)(e)(f)		235	– 0	–
CenturyLink, Inc. Series S 6.45%, 6/15/21		464	488,147
Series T 5.80%, 3/15/22		260	273,767
Series Y 7.50%, 4/01/24		372	415,565
Connect Finco SARL/Connect US Finco LLC 6.75%, 10/01/26(a)		279	284,237

16 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

DKT Finance ApS 9.375%, 6/17/23(a)	U.S.$	200	$214,204
Intelsat Jackson Holdings SA 9.50%, 9/30/22(a)		927	1,077,795
Level 3 Financing, Inc. 5.125%, 5/01/23		322	325,632
5.375%, 8/15/22		742	744,701
Level 3 Parent LLC 5.75%, 12/01/22		953	956,688
Sprint Communications, Inc. 7.00%, 3/01/20(a)		667	678,146
T-Mobile USA, Inc. 6.00%, 3/01/23		731	744,618
6.375%, 3/01/25		125	129,474
6.50%, 1/15/24		235	244,158
Telecom Italia SpA/Milano 4.00%, 4/11/24(a)	EUR	791	950,262
Zayo Group LLC/Zayo Capital, Inc. 6.00%, 4/01/23	U.S.$	602	618,705
6.375%, 5/15/25		709	731,100

			9,237,646

Consumer Cyclical - Automotive – 1.5%
Allison Transmission, Inc. 5.00%, 10/01/24(a)		930	950,795
Dana, Inc. 5.50%, 12/15/24		844	865,826
IHO Verwaltungs GmbH 3.625% (3.625% Cash or 4.375% PIK), 5/15/25(a)(b)	EUR	281	317,447
Meritor, Inc. 6.25%, 2/15/24	U.S.$	400	411,344
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 4.375%, 5/15/26(a)	EUR	110	122,121
6.25%, 5/15/26(a)	U.S.$	282	296,771
8.50%, 5/15/27(a)		254	257,210
Tenneco, Inc. 5.00%, 7/15/24(a)	EUR	230	255,076
Titan International, Inc. 6.50%, 11/30/23	U.S.$	492	391,169
Truck Hero, Inc. 8.50%, 4/21/24(a)		184	181,853

			4,049,612

Consumer Cyclical - Entertainment – 0.4%
NCL Corp., Ltd. 4.75%, 12/15/21(a)		1,069	1,087,216

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 2.5%
Eldorado Resorts, Inc. 6.00%, 4/01/25	U.S.$	252	$266,178
Forestar Group, Inc. 8.00%, 4/15/24(a)		258	279,187
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc. 6.125%, 12/01/24		743	788,747
International Game Technology PLC 3.50%, 7/15/24(a)	EUR	135	158,915
6.25%, 2/15/22(a)	U.S.$	501	529,457
KB Home 7.00%, 12/15/21		144	155,328
7.50%, 9/15/22		363	408,484
7.625%, 5/15/23		355	402,566
8.00%, 3/15/20		265	271,416
Marriott Ownership Resorts, Inc./ILG LLC Series WI 6.50%, 9/15/26		380	410,339
MGM Resorts International 6.00%, 3/15/23		302	333,197
6.625%, 12/15/21		916	993,246
7.75%, 3/15/22		96	107,646
Samsonite Finco SARL 3.50%, 5/15/26(a)	EUR	215	238,362
Shea Homes LP/Shea Homes Funding Corp. 5.875%, 4/01/23(a)	U.S.$	1,137	1,164,561
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.50%, 3/01/25(a)		395	414,509

			6,922,138

Consumer Cyclical - Retailers – 2.5%
Asbury Automotive Group, Inc. 6.00%, 12/15/24		876	906,660
Group 1 Automotive, Inc. 5.00%, 6/01/22		1,377	1,393,386
Hanesbrands, Inc. 4.625%, 5/15/24(a)		1,562	1,645,380
Penske Automotive Group, Inc. 5.75%, 10/01/22		1,393	1,409,646
Sonic Automotive, Inc. 5.00%, 5/15/23		1,043	1,057,112
Staples, Inc. 7.50%, 4/15/26(a)		389	400,487
William Carter Co. (The) 5.625%, 3/15/27(a)		143	153,265

			6,965,936

18 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 2.9%
Acadia Healthcare Co., Inc. 5.625%, 2/15/23	U.S.$	578	$591,589
Albertsons Cos, Inc./Safeway, Inc./New Albertsons LP/Albertson’s LLC 6.625%, 6/15/24		257	269,871
Bausch Health Cos., Inc. 5.50%, 3/01/23(a)		230	232,638
6.50%, 3/15/22(a)		439	453,856
CHS/Community Health Systems, Inc. 5.125%, 8/01/21		1,147	1,148,181
DaVita, Inc. 5.125%, 7/15/24		790	804,117
Envision Healthcare Corp. 8.75%, 10/15/26(a)		147	89,670
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)		1,610	1,611,336
HCA Healthcare, Inc. 6.25%, 2/15/21		260	272,407
Hill-Rom Holdings, Inc. 5.75%, 9/01/23(a)		685	704,810
Kinetic Concepts, Inc./KCI USA, Inc. 7.875%, 2/15/21(a)		897	915,308
RegionalCare Hospital Partners Holdings, Inc. 8.25%, 5/01/23(a)		82	87,341
Tenet Healthcare Corp. 4.875%, 1/01/26(a)		678	696,659

			7,877,783

Energy – 4.4%
Antero Resources Corp. 5.125%, 12/01/22		651	571,428
California Resources Corp. 8.00%, 12/15/22(a)		4	2,000
Carrizo Oil & Gas, Inc. 6.25%, 4/15/23		273	258,272
8.25%, 7/15/25		125	122,784
Cheniere Energy Partners LP 4.50%, 10/01/29(a)		193	197,825
Chesapeake Energy Corp. 7.00%, 10/01/24		698	508,158
CITGO Petroleum Corp. 6.25%, 8/15/22(a)		270	273,132
Covey Park Energy LLC/Covey Park Finance Corp. 7.50%, 5/15/25(a)		68	55,188
DCP Midstream Operating LP 4.95%, 4/01/22		1,011	1,048,781

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Denbury Resources, Inc. 9.00%, 5/15/21(a)	U.S.$	375	$353,036
Genesis Energy LP/Genesis Energy Finance Corp. 5.625%, 6/15/24		108	104,090
6.75%, 8/01/22		642	651,598
Global Partners LP/GLP Finance Corp. 7.00%, 6/15/23		417	428,409
Gulfport Energy Corp. 6.00%, 10/15/24		400	289,488
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp. 5.625%, 2/15/26(a)		195	203,707
HighPoint Operating Corp. 7.00%, 10/15/22		545	491,933
Hilcorp Energy I LP/Hilcorp Finance Co. 5.00%, 12/01/24(a)		469	440,227
Murphy Oil Corp. 4.00%, 6/01/22		296	298,809
Nabors Industries, Inc. 4.625%, 9/15/21		528	498,179
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/23		829	844,494
Nine Energy Service, Inc. 8.75%, 11/01/23(a)		283	229,261
Noble Holding International Ltd. 7.75%, 1/15/24		45	29,250
QEP Resources, Inc. 5.25%, 5/01/23		266	246,646
5.375%, 10/01/22		328	313,909
Range Resources Corp. 5.00%, 8/15/22-3/15/23		789	701,464
5.875%, 7/01/22		31	29,880
SM Energy Co. 6.125%, 11/15/22		115	110,278
Sunoco LP/Sunoco Finance Corp. 4.875%, 1/15/23		1,150	1,181,418
Transocean Phoenix 2 Ltd. 7.75%, 10/15/24(a)		255	268,643
Transocean Sentry Ltd. 5.375%, 5/15/23(a)		530	530,816
Transocean, Inc. 9.00%, 7/15/23(a)		485	502,130
Whiting Petroleum Corp. 5.75%, 3/15/21		458	436,799

			12,222,032

20 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.6%
KAR Auction Services, Inc. 5.125%, 6/01/25(a)	U.S.$	264	$273,860
LKQ Corp. 4.75%, 5/15/23		292	296,517
Performance Food Group, Inc. 5.50%, 10/15/27(a)		105	110,499
Rexel SA 2.625%, 6/15/24(a)	EUR	225	250,551
Travis Perkins PLC 4.50%, 9/07/23(a)	GBP	485	628,152

			1,559,579

Services – 2.4%
APX Group, Inc. 7.875%, 12/01/22	U.S.$	552	549,019
Aramark Services, Inc. 5.00%, 4/01/25(a)		506	522,698
5.125%, 1/15/24		141	145,604
Arena Luxembourg Finance SARL 2.875%, 11/01/24(a)	EUR	109	123,768
Carlson Travel, Inc. 6.75%, 12/15/23(a)	U.S.$	816	835,168
eDreams ODIGEO SA 5.50%, 9/01/23(a)	EUR	169	195,769
Harsco Corp. 5.75%, 7/31/27(a)	U.S.$	400	416,300
Intertrust Group BV 3.375%, 11/15/25(a)	EUR	556	638,749
Nielsen Finance LLC/Nielsen Finance Co. 4.50%, 10/01/20	U.S.$	560	561,249
5.00%, 4/15/22(a)		680	683,556
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.25%, 4/15/24(a)		583	598,788
9.25%, 5/15/23(a)		174	182,878
Ritchie Bros Auctioneers, Inc. 5.375%, 1/15/25(a)		85	88,641
Sabre GLBL, Inc. 5.25%, 11/15/23(a)		166	170,573
5.375%, 4/15/23(a)		923	942,697

			6,655,457

Technology – 1.9%
ADT Security Corp. (The) 4.125%, 6/15/23		539	547,160
CommScope, Inc. 5.50%, 3/01/24(a)		1,087	1,116,816

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Dell International LLC/EMC Corp. 5.875%, 6/15/21(a)	U.S.$	542	$550,737
7.125%, 6/15/24(a)		211	222,696
Infor US, Inc. 6.50%, 5/15/22		545	554,674
IQVIA, Inc. 3.25%, 3/15/25(a)	EUR	248	277,087
NCR Corp. 5.75%, 9/01/27(a)	U.S.$	309	320,186
Solera LLC/Solera Finance, Inc. 10.50%, 3/01/24(a)		195	206,306
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 2/01/23(a)		558	551,829
Xerox Corp. 4.125%, 3/15/23		798	811,630

			5,159,121

Transportation - Services – 1.2%
Algeco Global Finance PLC 6.50%, 2/15/23(a)	EUR	109	119,399
8.00%, 2/15/23(a)	U.S.$	451	450,409
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.75%, 7/15/27(a)		69	71,185
Europcar Mobility Group 4.00%, 4/30/26(a)	EUR	400	443,902
Hertz Corp. (The) 6.25%, 10/15/22	U.S.$	145	146,843
Loxam SAS 3.50%, 4/15/22(a)	EUR	112	124,070
4.25%, 4/15/24(a)		105	118,651
6.00%, 4/15/25(a)		320	362,913
XPO Logistics, Inc. 6.125%, 9/01/23(a)	U.S.$	1,311	1,353,607

			3,190,979

			97,476,569

Financial Institutions – 4.4%
Banking – 1.9%
Banco Bilbao Vizcaya Argentaria SA 5.875%, 9/24/23(a)(g)	EUR	200	230,673
Banco Santander SA 6.75%, 4/25/22(a)(g)		600	710,755
Barclays PLC 7.125%, 6/15/25(g)	GBP	309	402,708
CIT Group, Inc. 5.00%, 8/15/22	U.S.$	108	114,415
5.25%, 3/07/25		746	814,378

22 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Royal Bank of Scotland Group PLC 8.625%, 8/15/21(g)	U.S.$	1,050	$1,124,865
Series U 4.424% (LIBOR 3 Month + 2.32%), 9/30/27(g)(h)		900	852,912
Societe Generale SA 8.00%, 9/29/25(a)(g)		386	435,188
UniCredit SpA 9.25%, 6/03/22(a)(g)	EUR	427	537,505

			5,223,399

Brokerage – 0.1%
LPL Holdings, Inc. 5.75%, 9/15/25(a)	U.S.$	385	400,408

Finance – 1.0%
goeasy Ltd. 7.875%, 11/01/22(a)		880	917,110
Lincoln Financing SARL 3.625%, 4/01/24(a)	EUR	327	368,389
Navient Corp. 5.50%, 1/25/23	U.S.$	506	524,803
6.50%, 6/15/22		117	125,255
7.25%, 9/25/23		137	149,001
8.00%, 3/25/20		296	301,914
SLM Corp. 5.125%, 4/05/22		449	463,256

			2,849,728

Insurance – 0.1%
Polaris Intermediate Corp. 8.50% (8.50% Cash or 9.25% PIK), 12/01/22(a)(b)		270	229,589

Other Finance – 0.5%
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, 7/15/26(a)		120	126,660
Intrum AB 2.75%, 7/15/22(a)	EUR	310	341,662
3.50%, 7/15/26(a)		115	127,538
LHC3 PLC 4.125% (4.125% Cash or 4.875% PIK), 8/15/24(a)(b)		572	649,193

			1,245,053

REITS – 0.8%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC 5.75%, 5/15/26(a)	U.S.$	236	247,401

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Iron Mountain, Inc. 4.375%, 6/01/21(a)	U.S.$	294	$296,619
6.00%, 8/15/23		521	533,692
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.625%, 5/01/24		696	764,939
5.75%, 2/01/27(a)		200	224,858

			2,067,509

			12,015,686

Utility – 0.7%
Electric – 0.7%
AES Corp./VA 4.00%, 3/15/21		829	844,494
Calpine Corp. 5.375%, 1/15/23		270	273,391
5.50%, 2/01/24		140	141,841
6.00%, 1/15/22(a)		719	721,538

			1,981,264

Total Corporates – Non-Investment Grade (cost $110,860,419)			111,473,519

CORPORATES – INVESTMENT GRADE – 25.0%
Industrial – 15.3%
Basic – 2.0%
Anglo American Capital PLC 3.625%, 9/11/24(a)		1,323	1,362,214
ArcelorMittal 6.25%, 2/25/22		780	844,139
Equate Petrochemical BV 3.00%, 3/03/22(a)		505	507,051
Glencore Finance Canada Ltd. 4.25%, 10/25/22(a)		610	637,676
Glencore Finance Europe Ltd. 1.875%, 9/13/23(a)	EUR	290	332,990
Glencore Funding LLC 4.125%, 5/30/23(a)	U.S.$	300	314,046
Gold Fields Orogen Holdings BVI Ltd. 4.875%, 10/07/20(a)		242	246,311
Mosaic Co. (The) 3.25%, 11/15/22		1,130	1,154,916

			5,399,343

Capital Goods – 1.4%
CNH Industrial Capital LLC 4.375%, 4/05/22		648	677,238

24 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CNH Industrial NV 4.50%, 8/15/23	U.S.$	854	$908,758
General Electric Co. 0.875%, 5/17/25	EUR	613	673,017
Masco Corp. 5.95%, 3/15/22	U.S.$	572	615,072
Rolls-Royce PLC 2.125%, 6/18/21(a)	EUR	791	893,317

			3,767,402

Communications - Media – 0.8%
Cox Communications, Inc. 3.35%, 9/15/26(a)	U.S.$	484	498,854
Omnicom Group, Inc./Omnicom Capital, Inc. 3.60%, 4/15/26		407	429,006
Time Warner Cable LLC 4.00%, 9/01/21		769	787,195
Weibo Corp. 3.50%, 7/05/24		539	548,096

			2,263,151

Communications - Telecommunications – 0.8%
AT&T, Inc. 2.95%, 7/15/26		434	438,900
Qwest Corp. 6.75%, 12/01/21		265	286,897
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 3/20/25(a)		1,385	1,471,202

			2,196,999

Consumer Cyclical - Automotive – 1.4%
Fiat Chrysler Automobiles NV 4.50%, 4/15/20		456	459,871
General Motors Financial Co., Inc. 2.20%, 4/01/24(a)	EUR	472	543,580
5.10%, 1/17/24	U.S.$	528	567,721
Volkswagen International Finance NV Series 4Y 0.50%, 3/30/21(a)	EUR	800	878,596
ZF North America Capital, Inc. 4.50%, 4/29/22(a)	U.S.$	907	929,521
4.75%, 4/29/25(a)		400	416,664

			3,795,953

Consumer Cyclical - Entertainment – 0.3%
Carnival Corp. 1.875%, 11/07/22	EUR	785	904,578

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 1.5%
Lennar Corp. 4.50%, 4/30/24	U.S.$	258	$272,123
4.75%, 11/15/22		650	683,761
MDC Holdings, Inc. 5.625%, 2/01/20		645	651,211
Standard Industries, Inc./NJ 5.375%, 11/15/24(a)		295	303,720
5.50%, 2/15/23(a)		964	985,623
Toll Brothers Finance Corp. 4.375%, 4/15/23		867	906,327
5.875%, 2/15/22		237	252,564

			4,055,329

Consumer Non-Cyclical – 1.8%
CVS Health Corp. 4.10%, 3/25/25		488	521,252
Imperial Brands Finance PLC 3.50%, 7/26/26(a)		367	367,033
McKesson Corp. 0.625%, 8/17/21	EUR	845	932,143
MEDNAX, Inc. 5.25%, 12/01/23(a)	U.S.$	804	816,912
6.25%, 1/15/27(a)		409	405,270
Mylan NV 3.15%, 6/15/21		240	242,825
Mylan, Inc. 3.125%, 1/15/23(a)		467	471,712
Smithfield Foods, Inc. 3.35%, 2/01/22(a)		370	370,947
Tyson Foods, Inc. 4.00%, 3/01/26		180	194,874
4.35%, 3/01/29		153	172,960
Universal Health Services, Inc. 4.75%, 8/01/22(a)		480	485,338

			4,981,266

Energy – 2.9%
Cenovus Energy, Inc. 3.00%, 8/15/22		386	388,895
3.80%, 9/15/23		30	30,907
Cheniere Corpus Christi Holdings LLC 7.00%, 6/30/24		511	587,302
Energy Transfer Operating LP 4.25%, 3/15/23		509	532,093
7.50%, 10/15/20		501	526,616
EQM Midstream Partners LP Series 10Y 5.50%, 7/15/28		204	202,525

26 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MPLX LP 6.25%, 10/15/22(a)	U.S.$	470	$478,084
Newfield Exploration Co. 5.75%, 1/30/22		319	340,871
Occidental Petroleum Corp. 2.90%, 8/15/24		540	543,699
3.20%, 8/15/26		87	87,671
ONEOK, Inc. 4.35%, 3/15/29		323	345,885
Sabine Pass Liquefaction LLC 5.75%, 5/15/24		387	431,141
Southern Star Central Corp. 5.125%, 7/15/22(a)		1,897	1,913,447
Williams Cos., Inc. (The) 3.35%, 8/15/22		679	694,203
3.70%, 1/15/23		814	842,026

			7,945,365

Services – 0.7%
IHS Markit Ltd. 5.00%, 11/01/22(a)		1,446	1,542,174
Total System Services, Inc. 3.75%, 6/01/23		333	346,543

			1,888,717

Technology – 1.6%
Agilent Technologies, Inc. 3.875%, 7/15/23		495	520,146
Broadcom, Inc. 3.625%, 10/15/24(a)		390	396,942
4.25%, 4/15/26(a)		390	402,866
Ingram Micro, Inc. 5.45%, 12/15/24		89	92,166
Micron Technology, Inc. 4.185%, 2/15/27		608	624,769
4.975%, 2/06/26		137	147,544
NXP BV/NXP Funding LLC 4.125%, 6/01/21(a)		537	550,640
4.625%, 6/01/23(a)		509	541,433
Seagate HDD Cayman 4.75%, 1/01/25		39	40,308
4.875%, 3/01/24		536	561,262
Western Digital Corp. 4.75%, 2/15/26		571	587,924

			4,466,000

Transportation - Services – 0.1%
United Rentals North America, Inc. 4.625%, 7/15/23		402	411,483

			42,075,586

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 9.5%
Banking – 6.2%
ABN AMRO Bank NV 6.25%, 4/27/22(a)	U.S.$	787	$848,488
7.75%, 5/15/23(i)		200	229,828
AIB Group PLC 4.263%, 4/10/25(a)		614	637,958
4.75%, 10/12/23(a)		290	306,588
Ally Financial, Inc. 3.75%, 11/18/19		380	380,475
4.125%, 3/30/20-2/13/22		506	512,355
American Express Credit Corp. 0.625%, 11/22/21	EUR	696	770,758
BBVA Bancomer SA/Texas 6.50%, 3/10/21(a)	U.S.$	520	543,238
BBVA USA 2.875%, 6/29/22		687	695,065
BNP Paribas SA 6.75%, 3/14/22(a)(g)		383	404,283
7.625%, 3/30/21(a)(g)		383	403,808
Capital One Bank USA, NA 3.375%, 2/15/23		509	524,372
Citigroup Capital XVIII 1.648% (Sterling LIBOR 3 Month + 0.89%), 6/28/67(h)	GBP	643	694,503
Citigroup, Inc. 0.75%, 10/26/23(a)	EUR	369	412,391
Cooperatieve Rabobank UA 6.875%, 3/19/20(a)		500	561,842
Credit Agricole SA/London 3.375%, 1/10/22(a)	U.S.$	323	330,135
Credit Suisse Group Funding Guernsey Ltd. Series E 1.25%, 4/14/22(a)	EUR	960	1,078,758
Deutsche Bank AG/New York NY 3.375%, 5/12/21	U.S.$	598	597,139
Goldman Sachs Group, Inc. (The) 2.00%, 7/27/23(a)	EUR	801	932,278
ING Bank NV 5.80%, 9/25/23(a)	U.S.$	705	782,755
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)		914	940,771
Lloyds Banking Group PLC 7.625%, 6/27/23(a)(g)	GBP	410	548,795
Mitsubishi UFJ Financial Group, Inc. 2.95%, 3/01/21	U.S.$	345	348,284

28 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Morgan Stanley 5.00%, 11/24/25	U.S.$	662	$742,704
Nationwide Building Society 4.363%, 8/01/24(a)		200	209,852
Santander Holdings USA, Inc. 4.40%, 7/13/27		345	369,792
Santander UK PLC 5.00%, 11/07/23(a)		263	279,632
Societe Generale SA 4.75%, 11/24/25(a)		500	536,110
Standard Chartered PLC 5.20%, 1/26/24(a)		506	543,844
UBS Group Funding Switzerland AG 7.125%, 2/19/20-8/10/21(a)(g)		802	826,782

			16,993,583

Finance – 0.3%
Huarong Finance II Co., Ltd. 5.50%, 1/16/25(a)		621	679,413
Park Aerospace Holdings Ltd. 4.50%, 3/15/23(a)		155	160,861

			840,274

Insurance – 0.3%
Berkshire Hathaway, Inc. 0.625%, 1/17/23	EUR	843	939,410

REITS – 2.7%
EPR Properties 5.25%, 7/15/23	U.S.$	650	698,171
GLP Capital LP/GLP Financing II, Inc. 3.35%, 9/01/24		508	512,049
4.375%, 4/15/21		106	108,434
5.25%, 6/01/25		248	273,782
5.375%, 11/01/23-4/15/26		1,036	1,120,475
HCP, Inc. 3.875%, 8/15/24		344	366,123
4.20%, 3/01/24		58	62,352
MPT Operating Partnership LP/MPT Finance Corp. 5.25%, 8/01/26		530	555,933
Omega Healthcare Investors, Inc. 4.375%, 8/01/23		325	342,680
Regency Centers LP 3.75%, 6/15/24		400	419,492
Sabra Health Care LP/Sabra Capital Corp. 4.80%, 6/01/24		371	391,628
5.375%, 6/01/23		889	905,304

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Senior Housing Properties Trust 6.75%, 12/15/21	U.S.$	250	$266,687
Service Properties Trust 4.35%, 10/01/24		970	982,047
Spirit Realty LP 4.45%, 9/15/26		303	322,856

			7,328,013

			26,101,280

Utility – 0.2%
Electric – 0.2%
Enel Finance International NV 4.625%, 9/14/25(a)		510	556,558
NRG Energy, Inc. 3.75%, 6/15/24(a)		171	175,950

			732,508

Total Corporates – Investment Grade (cost $67,775,283)			68,909,374

BANK LOANS – 9.4%
Industrial – 8.8%
Basic – 0.0%
Nouryon Finance B.V. (fka AkzoNobel) 5.292% (LIBOR 1 Month + 3.25%), 10/01/25(j)		97	94,878

Capital Goods – 1.6%
Apex Tool Group, LLC 7.544% (LIBOR 1 Month + 5.50%), 8/01/24(j)		944	916,512
Brookfield WEC Holdings Inc. (fka Westinghouse Electric Company LLC) 5.544% (LIBOR 1 Month + 3.50%), 8/01/25(j)		365	365,425
BWay Holding Company 5.590% (LIBOR 3 Month + 3.25%), 4/03/24(j)		801	783,177
Gardner Denver, Inc. 4.794% (LIBOR 1 Month + 2.75%), 7/30/24(j)		89	88,974
Gates Global LLC 4.794% (LIBOR 1 Month + 2.75%), 4/01/24(j)		356	350,444
GFL Environmental Inc. 5.044% (LIBOR 1 Month + 3.00%), 5/30/25(j)		387	383,274

30 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Granite Holdings US Acquisition Co. 9/25/26(c)(k)	U.S.$	556	$540,710
Honeywell Technologies SARL (fka Garrett Motion Inc.) 4.600% (LIBOR 3 Month + 2.50%), 9/27/25(j)		143	141,788
Panther BF Aggregator 2 L P 5.544% (LIBOR 1 Month + 3.50%), 4/30/26(j)		130	128,619
Transdigm Inc. 4.544% (LIBOR 1 Month + 2.50%), 6/09/23(j)		678	675,641
Welbilt, Inc. (fka Manitowoc Foodservice, Inc.) 4.544% (LIBOR 1 Month + 2.50%), 10/23/25(c)(j)		58	57,998

			4,432,562

Communications - Media – 0.3%
Clear Channel Outdoor Holdings, Inc. 5.544% (LIBOR 1 Month + 3.50%), 8/21/26(j)		84	84,180
Diamond Sports Group, LLC 5.300% (LIBOR 1 Month + 3.25%), 8/24/26(j)		118	118,860
Townsquare Media, Inc. 5.044% (LIBOR 1 Month + 3.00%), 4/01/22(c)(j)		397	396,393
Univision Communications Inc. 4.794% (LIBOR 1 Month + 2.75%), 3/15/24(j)		290	281,602

			881,035

Communications - Telecommunications – 0.2%
Intelsat Jackson Holdings S.A. 6.554% (LIBOR 1 Month + 4.50%), 1/02/24(j)		54	54,332
6.625%, 1/02/24		90	91,978
West Corporation 6.044% (LIBOR 1 Month + 4.00%), 10/10/24(j)		427	380,981
6.112% (LIBOR 1 Month + 4.00%), 10/10/24(j)		87	77,269

			604,560

Consumer Cyclical - Automotive – 0.2%
Dana Incorporated 4.294% (LIBOR 1 Month + 2.25%), 2/27/26(j)		409	410,710

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Navistar, Inc. 5.530% (LIBOR 1 Month + 3.50%), 11/06/24(j)	U.S.$	106	$104,896

			515,606

Consumer Cyclical - Entertainment – 0.4%
Seaworld Parks & Entertainment, Inc. (fka SW Acquisitions Co., Inc.) 5.044% (LIBOR 1 Month + 3.00%), 4/01/24(j)		1,022	1,019,155

Consumer Cyclical - Other – 1.0%
Caesars Resort Collection, LLC (fka Caesars Growth Properties Holdings, LLC) 4.794% (LIBOR 1 Month + 2.75%), 12/23/24(j)		432	429,301
Golden Nugget, Inc. (fka Landry’s Inc.) 4.794% (LIBOR 1 Month + 2.75%), 10/04/23(j)		650	648,758
4.807% (LIBOR 1 Month + 2.75%), 10/04/23(j)		523	522,646
Marriott Ownership Resorts, Inc. 4.294% (LIBOR 1 Month + 2.25%), 8/29/25(j)		354	355,942
Ply Gem Midco, Inc. 5.789% (LIBOR 1 Month + 3.75%), 4/12/25(j)		129	126,435
Scientific Games International, Inc. 4.794% (LIBOR 1 Month + 2.75%), 8/14/24(j)		100	99,715
4.896% (LIBOR 1 Month + 2.75%), 8/14/24(j)		417	412,811
Stars Group Holdings B.V. 5.604% (LIBOR 3 Month + 3.50%), 7/10/25(j)		177	178,140

			2,773,748

Consumer Cyclical - Restaurants – 0.9%
1011778 B.C. Unlimited Liability Company (New Red Finance, Inc.) (fka Burger King/Tim Hortons) 4.294% (LIBOR 1 Month + 2.25%), 2/16/24(j)		1,740	1,744,951
IRB Holding Corp. (fka Arby’s/Buffalo Wild Wings) 5.550% (LIBOR 3 Month + 3.25%), 2/05/25(j)		482	479,405

32 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Whatabrands LLC 5.516% (LIBOR 3 Month + 3.25%), 8/02/26(j)	U.S.$	208	$208,498

			2,432,854

Consumer Cyclical - Retailers – 0.1%
Specialty Building Products Holdings, LLC 7.794% (LIBOR 1 Month + 5.75%), 10/01/25(c)(j)		299	298,319

Consumer Non-Cyclical – 2.7%
Acadia Healthcare Company, Inc. 4.544% (LIBOR 1 Month + 2.50%), 2/11/22-2/16/23(j)		383	383,057
Air Medical Group Holdings, Inc. 5.307% (LIBOR 1 Month + 3.25%), 4/28/22(j)		1,462	1,365,638
Albertson’s LLC 4.794% (LIBOR 1 Month + 2.75%), 11/17/25(j)		650	653,685
Aldevron, L.L.C. 9/18/26(c)(k)		794	795,555
Alphabet Holding Company, Inc. (fka Nature’s Bounty) 9.794% (LIBOR 1 Month + 7.75%), 9/26/25(j)		455	392,820
Arbor Pharmaceuticals, LLC 7.104% (LIBOR 3 Month + 5.00%), 7/05/23(j)		397	363,660
athenahealth, Inc. 6.681% (LIBOR 3 Month + 4.50%), 2/11/26(c)(j)		537	535,015
BI-LO, LLC 10.127% (LIBOR 3 Month + 8.00%), 5/31/24(j)		295	281,263
10.187% (LIBOR 3 Month + 8.00%), 5/31/24(j)		310	294,854
10.338% (LIBOR 3 Month + 8.00%), 5/31/24(j)		305	290,477
Envision Healthcare Corporation 5.794% (LIBOR 1 Month + 3.75%), 10/10/25(j)		276	224,727
Kinetic Concepts, Inc. 7.250% (PRIME 3 Month + 2.25%), 2/02/24(j)		308	308,362
Post Holdings, Inc. 4.040% (LIBOR 1 Month + 2.00%), 5/24/24(j)		122	121,973

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Regionalcare Hospital Partners Holdings, Inc. 6.554% (LIBOR 1 Month + 4.50%), 11/16/25(j)	U.S.$	907	$907,290
U.S. Renal Care, Inc. 7.063% (LIBOR 1 Month + 5.00%), 6/26/26(j)		540	508,950

			7,427,326

Energy – 0.3%
Blackstone CQP Holdco LP 5.656% (LIBOR 3 Month + 3.50%), 9/30/24(j)		71	71,592
California Resources Corporation 12.419% (LIBOR 1 Month + 10.38%), 12/31/21(j)		545	472,821
CITGO Petroleum Corporation 7.104% (LIBOR 3 Month + 5.00%), 3/28/24(c)(j)		300	300,474

			844,887

Other Industrial – 0.1%
Core & Main LP 4.850% (LIBOR 1 Month + 2.75%), 8/01/24(c)(j)		38	37,484
4.882% (LIBOR 1 Month + 2.75%), 8/01/24(c)(j)		24	24,010
KAR Auction Services, Inc. 4.313% (LIBOR 1 Month + 2.25%), 9/19/26(c)(j)		108	108,182

			169,676

Services – 0.3%
Allied Universal Holdco LLC (fka USAGM Holdco, LLC) 6.507% (LIBOR 3 Month + 4.25%), 7/10/26(j)		99	99,310
Camelot U.S. Acquisition 1 Co. (fka Thomson Reuters Intellectual Property & Science) 5.294% (LIBOR 1 Month + 3.25%), 10/03/23(j)		110	110,836
Parexel International Corporation 4.794% (LIBOR 1 Month + 2.75%), 9/27/24(j)		59	56,026
Team Health Holdings, Inc. 4.794% (LIBOR 1 Month + 2.75%), 2/06/24(j)		537	440,987

			707,159

34 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Technology – 0.7%
Avaya Inc. 6.278% (LIBOR 2 Month + 4.25%), 12/15/24(j)	U.S.$	173	$164,254
6.430% (LIBOR 2 Month + 4.25%), 12/15/24(j)		103	97,988
Boxer Parent Company Inc. (fka BMC Software, Inc.) 6.294% (LIBOR 1 Month + 4.25%), 10/02/25(j)		794	763,264
MTS Systems Corporation 5.310% (LIBOR 1 Month + 3.25%), 7/05/23(c)(j)		162	161,827
Solera, LLC (Solera Finance, Inc.) 4.794% (LIBOR 1 Month + 2.75%), 3/03/23(j)		676	671,879
Veritas US Inc. 6.544% (LIBOR 3 Month + 4.50%), 1/27/23(j)		83	78,028
6.604% (LIBOR 3 Month + 4.50%), 1/27/23(j)		16	15,239

			1,952,479

			24,154,244

Financial Institutions – 0.6%
Finance – 0.1%
Avolon TLB Borrower 1 (US) LLC 3.794% (LIBOR 1 Month + 1.75%), 1/15/25(j)		330	330,569
Jefferies Finance LLC 5.875% (LIBOR 1 Month + 3.75%), 6/03/26(j)		52	51,789

			382,358

Insurance – 0.3%
MPH Acquisition Holdings LLC 4.854% (LIBOR 3 Month + 2.75%), 6/07/23(j)		532	506,416
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.) 6.044% (LIBOR 1 Month + 4.00%), 9/03/26(j)		358	358,413

			864,829

Other Finance – 0.2%
PI UK Holdco II Limited 5.294% (LIBOR 1 Month + 3.25%), 1/03/25(j)		403	401,289

			1,648,476

Total Bank Loans (cost $26,235,531)			25,802,720

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 3.8%
Risk Share Floating Rate – 3.8%
Bellemeade Re Ltd. Series 2019-1A, Class M2 4.718% (LIBOR 1 Month + 2.70%), 3/25/29(a)(h)	U.S.$	185	$185,004
Series 2019-2A, Class M1C 4.018% (LIBOR 1 Month + 2.00%), 4/25/29(a)(h)		342	340,872
Series 2019-3A, Class M1C 3.968% (LIBOR 1 Month + 1.95%), 7/25/29(a)(h)		853	853,769
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 4.418% (LIBOR 1 Month + 2.40%), 4/25/31(a)(h)		855	863,297
Series 2019-R01, Class 2M2 4.468% (LIBOR 1 Month + 2.45%), 7/25/31(a)(h)		612	617,072
Series 2019-R02, Class 1M2 4.318% (LIBOR 1 Month + 2.30%), 8/25/31(a)(h)		266	267,557
Series 2019-R03, Class 1M2 4.168% (LIBOR 1 Month + 2.15%), 9/25/31(a)(h)		70	70,334
Series 2019-R05, Class 1M2 4.018% (LIBOR 1 Month + 2.00%), 7/25/39(a)(h)		443	443,651
Federal Home Loan Mortgage Corp. Series 2019-HQA1, Class M2 4.368% (LIBOR 1 Month + 2.35%), 2/25/49(a)(h)		279	280,849
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2017-DNA1, Class M2 5.268% (LIBOR 1 Month + 3.25%), 7/25/29(h)		700	733,857
Series 2017-HQA1, Class M2 5.568% (LIBOR 1 Month + 3.55%), 8/25/29(h)		450	472,547
Series 2018-DNA1, Class M2 3.818% (LIBOR 1 Month + 1.80%), 7/25/30(h)		462	461,999
Series 2018-HQA1, Class M2 4.318% (LIBOR 1 Month + 2.30%), 9/25/30(h)		194	195,883

36 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C04, Class 1M2 7.718% (LIBOR 1 Month + 5.70%), 4/25/28(h)	U.S.$	118	$129,580
Series 2015-C04, Class 2M2 7.568% (LIBOR 1 Month + 5.55%), 4/25/28(h)		161	172,394
Series 2016-C01, Class 1M2 8.768% (LIBOR 1 Month + 6.75%), 8/25/28(h)		405	446,452
Series 2016-C01, Class 2M2 8.968% (LIBOR 1 Month + 6.95%), 8/25/28(h)		158	170,120
Series 2016-C04, Class 1M2 6.268% (LIBOR 1 Month + 4.25%), 1/25/29(h)		348	367,210
Series 2016-C05, Class 2M2 6.468% (LIBOR 1 Month + 4.45%), 1/25/29(h)		182	191,038
Series 2016-C07, Class 2M2 6.368% (LIBOR 1 Month + 4.35%), 5/25/29(h)		186	195,621
Series 2017-C02, Class 2B1 7.518% (LIBOR 1 Month + 5.50%), 9/25/29(h)		415	484,590
Series 2017-C03, Class 1M2 5.018% (LIBOR 1 Month + 3.00%), 10/25/29(h)		22	22,869
Series 2017-C07, Class 2M2 4.518% (LIBOR 1 Month + 2.50%), 5/25/30(h)		16	16,247
Series 2018-C01, Class 1M2 4.268% (LIBOR 1 Month + 2.25%), 7/25/30(h)		738	744,819
Series 2018-C02, Class 2M2 4.218% (LIBOR 1 Month + 2.20%), 8/25/30(h)		365	367,615
Oaktown Re III Ltd. Series 2019-1A, Class M2 4.568% (LIBOR 1 Month + 2.55%), 7/25/29(a)(h)		270	272,208
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 4.14% (LIBOR 1 Month + 2.00%), 3/27/24(h)(i)		395	395,211
Series 2019-2R, Class A 4.89% (LIBOR 1 Month + 2.75%), 5/27/23(h)(i)		367	367,860

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Radnor Re Ltd. Series 2019-1, Class M1B 3.968% (LIBOR 1 Month + 1.95%), 2/25/29(a)(h)	U.S.$	290	$291,634

Total Collateralized Mortgage Obligations (cost $10,357,423)			10,422,159

EMERGING MARKETS – SOVEREIGNS – 2.9%
Angola – 0.1%
Angolan Government International Bond 9.50%, 11/12/25(a)		225	252,281

Bahamas – 0.1%
Bahamas Government International Bond 6.00%, 11/21/28(a)		250	264,219

Bahrain – 0.2%
Bahrain Government International Bond 7.00%, 10/12/28(a)		370	414,400
CBB International Sukuk Programme Co. SPC 4.50%, 3/30/27(a)		200	201,500

			615,900

Dominican Republic – 0.2%
Dominican Republic International Bond 7.50%, 5/06/21(a)		413	431,933

Ecuador – 0.2%
Ecuador Government International Bond 10.75%, 3/28/22-1/31/29(a)		493	534,157

Egypt – 0.3%
Egypt Government International Bond 6.125%, 1/31/22(a)		380	391,637
6.20%, 3/01/24(a)		380	396,625

			788,262

El Salvador – 0.1%
El Salvador Government International Bond 7.75%, 1/24/23(a)		300	327,469

Gabon – 0.1%
Gabon Government International Bond 6.375%, 12/12/24(a)		270	265,697

38 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Honduras – 0.1%
Honduras Government International Bond 6.25%, 1/19/27(a)	U.S.$	380	$411,706

Ivory Coast – 0.1%
Ivory Coast Government International Bond 5.375%, 7/23/24(a)		260	266,338

Jamaica – 0.1%
Jamaica Government International Bond 6.75%, 4/28/28		240	285,150

Kenya – 0.2%
Kenya Government International Bond 6.875%, 6/24/24(a)		240	252,300
7.00%, 5/22/27(a)		238	246,330

			498,630

Lebanon – 0.1%
Lebanon Government International Bond 6.10%, 10/04/22(a)		210	148,706
Series G 6.60%, 11/27/26(a)		51	33,007
6.65%, 11/03/28(a)		15	9,684

			191,397

Mongolia – 0.1%
Mongolia Government International Bond 5.125%, 12/05/22(a)		260	259,269

Nigeria – 0.3%
Nigeria Government International Bond 7.625%, 11/21/25(a)		720	789,300

Oman – 0.1%
Oman Government International Bond 4.125%, 1/17/23(a)		400	399,000

Senegal – 0.1%
Senegal Government International Bond 8.75%, 5/13/21(a)		240	260,400

Sri Lanka – 0.2%
Sri Lanka Government International Bond 5.875%, 7/25/22(a)		260	261,137
6.85%, 3/14/24(a)		255	260,100

			521,237

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ukraine – 0.2%
Ukraine Government International Bond 7.75%, 9/01/21(a)	U.S.$	530	$551,200

Total Emerging Markets – Sovereigns (cost $7,645,480)			7,913,545

ASSET-BACKED SECURITIES – 2.0%
Other ABS - Fixed Rate – 1.6%
DB Master Finance LLC Series 2017-1A, Class A2I 3.629%, 11/20/47(a)(c)		592	606,690
Marlette Funding Trust Series 2018-2A, Class C 4.37%, 7/17/28(a)(c)		880	897,927
Series 2018-3A, Class C 4.63%, 9/15/28(a)(c)		756	777,778
Series 2018-4A, Class C 4.91%, 12/15/28(a)(c)		752	778,746
Series 2019-1A, Class C 4.42%, 4/16/29(a)(c)		344	350,917
Series 2019-2A, Class C 4.11%, 7/16/29(a)(c)		245	248,360
SoFi Consumer Loan Program Trust Series 2019-3, Class D 3.89%, 5/25/28(a)(c)		503	509,703
Wendy’s Funding LLC Series 2018-1A, Class A2I 3.573%, 3/15/48(a)(c)		374	380,262

			4,550,383

Autos - Fixed Rate – 0.4%
CPS Auto Receivables Trust Series 2016-C, Class E 8.39%, 9/15/23(a)		500	526,265
Exeter Automobile Receivables Trust Series 2019-2A, Class E 4.68%, 5/15/26(a)		270	277,521
Hertz Vehicle Financing II LP Series 2019-1A, Class C 4.99%, 3/25/23(a)		209	217,135

			1,020,921

Total Asset-Backed Securities (cost $5,481,570)			5,571,304

40 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – TREASURIES – 1.6%
Brazil – 1.3%
Brazil Letras do Tesouro Nacional Series LTN Zero Coupon, 10/01/19	BRL	15,120	$3,633,702

Dominican Republic – 0.2%
Dominican Republic International Bond 16.95%, 2/04/22(a)	DOP	19,200	433,231

South Africa – 0.1%
Republic of South Africa Government Bond Series 2023 7.75%, 2/28/23	ZAR	3,538	235,162

Total Emerging Markets – Treasuries (cost $4,789,736)			4,302,095

EMERGING MARKETS – CORPORATE BONDS – 1.5%
Industrial – 1.5%
Basic – 0.3%
First Quantum Minerals Ltd. 7.00%, 2/15/21(a)	U.S.$	161	161,805
7.25%, 5/15/22(a)		491	488,545
Vedanta Resources Finance II PLC 8.00%, 4/23/23(a)		260	261,300

			911,650

Capital Goods – 0.1%
Indika Energy Capital III Pte Ltd. 5.875%, 11/09/24(a)		200	195,000
Union Andina de Cementos SAA 5.875%, 10/30/21(a)		116	117,269

			312,269

Communications - Telecommunications – 0.2%
MTN Mauritius Investments Ltd. 5.373%, 2/13/22(a)		408	419,220

Consumer Cyclical - Other – 0.4%
MGM China Holdings Ltd. 5.375%, 5/15/24(a)		214	221,958
5.875%, 5/15/26(a)		216	226,058
Studio City Co., Ltd. 5.875%, 11/30/19(a)		690	686,895

			1,134,911

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.0%
Tonon Luxembourg SA 6.50%, 10/31/24(b)(c)(f)(i)	U.S.$	86	$2,575
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(e)(i)(l)		425	12,843

			15,418

Energy – 0.4%
Petrobras Global Finance BV 5.093%, 1/15/30(a)		173	180,465
5.999%, 1/27/28		784	872,984

			1,053,449

Other Industrial – 0.1%
KOC Holding AS 6.50%, 3/11/25(a)		200	204,750

Transportation - Airlines – 0.0%
Guanay Finance Ltd. 6.00%, 12/15/20(a)		124	124,227

Total Emerging Markets – Corporate Bonds (cost $4,700,902)			4,175,894

GOVERNMENTS – SOVEREIGN BONDS – 0.8%
Qatar – 0.3%
Qatar Government International Bond 3.875%, 4/23/23(a)		680	719,100
4.00%, 3/14/29(a)		246	272,752

			991,852

Saudi Arabia – 0.3%
Saudi Government International Bond 4.00%, 4/17/25(a)		685	731,923

South Africa – 0.2%
Republic of South Africa Government International Bond 4.30%, 10/12/28		208	200,647
4.85%, 9/30/29		200	199,702
5.875%, 6/22/30		200	213,310

			613,659

Total Governments – Sovereign Bonds (cost $2,217,665)			2,337,434

42 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED LOAN OBLIGATIONS – 0.7%
CLO - Floating Rate – 0.7%
Goldentree Loan Opportunities Ltd. Series 2014-9A, Class DR2 5.256% (LIBOR 3 Month + 3.00%), 10/29/29(a)(c)(h)	U.S.$	520	$503,462
Greywolf CLO VI Ltd. Series 2018-1A, Class A1 3.795% (LIBOR 3 Month + 1.03%), 4/26/31(a)(c)(h)		550	544,579
Sound Point CLO XIX Ltd. Series 2018-1A, Class A 3.303% (LIBOR 3 Month + 1.00%), 4/15/31(a)(c)(h)		550	542,916
TIAA CLO II Ltd. Series 2017-1A, Class A 3.558% (LIBOR 3 Month + 1.28%), 4/20/29(a)(c)(h)		500	500,025

Total Collateralized Loan Obligations (cost $2,120,000)			2,090,982

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.2%
Non-Agency Fixed Rate CMBS – 0.2%
Commercial Mortgage Trust Series 2012-CR3, Class D 4.91%, 10/15/45(a)		100	100,845
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class E 5.303%, 6/15/45(a)		100	96,593
UBS Commercial Mortgage Trust Series 2012-C1, Class D 5.728%, 5/10/45(a)		140	140,170
Wells Fargo Commercial Mortgage Trust Series 2016-LC24, Class XA 1.829%, 10/15/49(m)		2,652	235,784
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class E 5.397%, 6/15/44(a)		25	25,389

Total Commercial Mortgage-Backed Securities (cost $599,898)			598,781

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 0.2%
Russia – 0.2%
Russian Federal Bond – OFZ Series 6217 7.50%, 8/18/21 (cost $523,916)	RUB	30,493	$478,047

QUASI-SOVEREIGNS – 0.1%
Quasi-Sovereign Bonds – 0.1%
Mexico – 0.1%
Petroleos Mexicanos 6.49%, 1/23/27(a) (cost $328,849)	U.S.$	329	342,982

		Shares
SHORT-TERM INVESTMENTS – 9.7%
Investment Companies – 8.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.89%(n)(o)(p) (cost $23,779,092)		23,779,092	23,779,092

		Principal Amount (000)
U.S. Treasury Bills – 1.1%
U.S. Treasury Bill Zero Coupon, 10/01/19(q) (cost $3,000,000)	U.S.$	3,000	2,999,854

Total Short-Term Investments (cost $26,779,092)			26,778,946

Total Investments – 98.4% (cost $270,415,764)			271,197,782
Other assets less liabilities – 1.6%			4,286,684

Net Assets – 100.0%			$275,484,466

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 5 Yr (CBT) Futures	52	December 2019	$6,195,719	$(42,363)
U.S. T-Note 10 Yr (CBT) Futures	30	December 2019	3,909,375	22,458

Sold Contracts
Euro-BOBL Futures	43	December 2019	6,357,626	49,166

				$29,261

44 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	942	EUR	834	10/10/19	$(32,180)
Bank of America, NA	USD	84	RUB	5,412	11/14/19	(873)
Barclays Bank PLC	USD	1,514	EUR	1,358	10/10/19	(32,894)
BNP Paribas SA	INR	22,809	USD	326	10/24/19	3,825
Citibank, NA	BRL	5,516	USD	1,321	10/02/19	(6,744)
Citibank, NA	USD	1,325	BRL	5,516	10/02/19	2,901
Citibank, NA	PLN	2,517	USD	663	10/11/19	34,872
Citibank, NA	GBP	1,736	USD	2,131	10/18/19	(5,532)
Citibank, NA	USD	657	BRL	2,758	11/04/19	5,010
Goldman Sachs Bank USA	USD	665	INR	46,119	10/24/19	(13,676)
Natwest Markets PLC	EUR	21,235	USD	23,983	10/10/19	824,705
Standard Chartered Bank	BRL	15,120	USD	3,984	10/10/19	347,415
State Street Bank & Trust Co.	EUR	949	USD	1,058	10/10/19	22,203
State Street Bank & Trust Co.	USD	1,802	EUR	1,614	10/10/19	(42,883)
State Street Bank & Trust Co.	USD	663	PLN	2,517	10/11/19	(35,281)
State Street Bank & Trust Co.	USD	6	MXN	118	10/25/19	88
State Street Bank & Trust Co.	USD	9	ZAR	137	11/21/19	(363)
State Street Bank & Trust Co.	ZAR	3,621	USD	245	11/21/19	7,047
UBS AG	INR	22,809	USD	324	10/24/19	2,517

						$1,080,157

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	(5.00)%	Quarterly	2.96%	USD	2,781	$(219,015)	$(210,720)	$(8,295)

Sale Contracts
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	5.00	Quarterly	2.96	USD	2,781	219,015	92,513	126,502
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	5.00	Quarterly	3.29	USD	21,573	1,553,898	1,536,121	17,777
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00	Quarterly	3.51	USD	5,434	370,427	356,763	13,664
iTraxx -Xover Series 32, 5 Year Index, 12/20/24*	5.00	Quarterly	2.33	EUR	1,299	185,755	191,845	(6,090)

						$2,110,080	$1,966,522	$143,558

*	Termination date

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 45

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Credit Suisse International
CDX-CMBX.NA.BB Series 6, 5/11/63*	(5.00)%	Monthly	11.46%	USD	540	$83,682	$67,181	$16,501
Goldman Sachs International
CDX-CMBX.NA.BB Series 6, 5/11/63*	(5.00)	Monthly	11.46	USD	1,190	184,411	149,859	34,552

Sale Contracts
Credit Suisse International
International Game Technology, 4.750% 2/15/23, 6/20/22*	5.00	Quarterly	0.67	EUR	410	52,467	24,548	27,919
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,052	(88,473)	(72,045)	(16,428)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	315	(26,491)	(21,013)	(5,478)
Goldman Sachs International
Avis Budget Car Rental LLC, 5.250% 3/15/25, 12/20/23*	5.00	Quarterly	1.74	USD	200	26,400	17,004	9,396
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.46	USD	836	(129,553)	(106,126)	(23,427)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.46	USD	837	(129,708)	(103,478)	(26,230)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.46	USD	1,026	(159,038)	(120,791)	(38,247)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	592	(49,788)	(41,704)	(8,084)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	46	(3,869)	(3,066)	(803)
JPMorgan Securities, LLC
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.46	USD	786	(121,913)	(151,274)	29,361
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.46	USD	126	(19,544)	(24,762)	5,218
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.46	USD	84	(13,028)	(16,612)	3,584

						$(394,445)	$(402,279)	$7,834

*	Termination date

46 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the aggregate market value of these securities amounted to $119,718,519 or 43.5% of net assets.

(b)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at September 30, 2019.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Illiquid security.

(e)	Non-income producing security.

(f)	Fair valued by the Adviser.

(g)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(h)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2019.

(i)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.35% of net assets as of September 30, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
ABN AMRO Bank NV 7.75%, 5/15/23	3/21/18	$221,803	$229,828	0.08%
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 4.14%, 3/27/24	3/21/19	395,359	395,211	0.15%
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 4.89%, 5/27/23	6/07/19	366,604	367,860	0.13%
Tonon Luxembourg SA 6.50%, 10/31/24	7/24/15	244,281	2,575	0.00%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	3/15/13	425,000	12,843	0.00%

(j)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at September 30, 2019.

(k)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(l)	Defaulted matured security.

(m)	IO—Interest Only.

(n)	Affiliated investments.

(o)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(p)	The rate shown represents the 7-day yield as of period end.

(q)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

Currency Abbreviations: BRL – Brazilian Real DOP – Dominican Peso EUR – Euro GBP – Great British Pound INR – Indian Rupee	MXN – Mexican Peso PLN – Polish Zloty RUB – Russian Ruble USD – United States Dollar ZAR – South African Rand

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 47

PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ABS – Asset-Backed Securities
BOBL – Bundesobligationen
CBT – Chicago Board of Trade
CDX-CMBX.NA – North American Commercial Mortgage-Backed Index
CDX-NAHY – North American High Yield Credit Default Swap Index
CMBS – Commercial Mortgage-Backed Securities
LIBOR – London Interbank Offered Rates
REIT – Real Estate Investment Trust

See notes to financial statements.

48 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

September 30, 2019

Assets
Investments in securities, at value
Unaffiliated issuers (cost $246,636,672)	$247,418,690
Affiliated issuers (cost $23,779,092)	23,779,092
Cash	179,721
Cash collateral due from broker	1,760,151
Foreign currencies, at value (cost $509,394)	507,163
Interest receivable	2,816,547
Receivable for investment securities sold	1,338,703
Unrealized appreciation on forward currency exchange contracts	1,250,583
Receivable for capital stock sold	969,350
Receivable for terminated centrally cleared credit default swaps	552,117
Market value on credit default swaps (net premiums paid $258,592)	346,960
Receivable for variation margin on centrally cleared swaps	65,166
Affiliated dividends receivable	37,262

Total assets	281,021,505

Liabilities
Payable for investment securities purchased	3,131,585
Market value on credit default swaps (net premiums received $660,871)	741,405
Payable for terminated centrally cleared credit default swaps	388,089
Cash collateral due to broker	251,000
Dividends payable	181,669
Payable for capital stock redeemed	173,496
Unrealized depreciation on forward currency exchange contracts	170,426
Payable for newly entered centrally cleared credit default swaps	164,440
Advisory fee payable	94,324
Administrative fee payable	17,814
Distribution fee payable	17,154
Payable for variation margin on futures	6,572
Transfer Agent fee payable	3,949
Accrued expenses and other liabilities	195,116

Total liabilities	5,537,039

Net Assets	$275,484,466

Composition of Net Assets
Capital stock, at par	$26,622
Additional paid-in capital	281,623,735
Accumulated loss	(6,165,891)

$275,484,466

See notes to financial statements.

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 49

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$19,486,648	1,880,650	$10.36	*

C	$17,617,436	1,701,350	$10.35

Advisor	$238,349,807	23,036,868	$10.35

R	$10,400	1,004	$10.36

K	$10,402	1,004	$10.36

I	$9,773	943	$10.36

*	The maximum offering price per share for Class A shares was $10.82 which reflects a sales charge of 4.25%.

See notes to financial statements.

50 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Year Ended September 30, 2019

Investment Income
Interest	$12,054,508
Dividends—Affiliated issuers	380,617
Other income	950	$12,436,075

Expenses
Advisory fee (see Note B)	1,426,112
Distribution fee—Class A	44,986
Distribution fee—Class C	201,564
Distribution fee—Class R	51
Distribution fee—Class K	26
Transfer agency—Class A	7,483
Transfer agency—Class C	8,470
Transfer agency—Advisor Class	91,670
Transfer agency—Class R	6
Transfer agency—Class K	5
Transfer agency—Class I	2
Audit and tax	137,399
Custodian	134,502
Administrative	73,692
Registration fees	59,263
Legal	42,002
Printing	41,181
Directors’ fees	23,266
Miscellaneous	22,532

Total expenses	2,314,212
Less: expenses waived and reimbursed by the Adviser (see Note B)	(264,063)

Net expenses		2,050,149

Net investment income		10,385,926

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		(1,841,412)
Forward currency exchange contracts		(60,763)
Futures		(167,156)
Options written		42,982
Swaps		1,197,694
Swaptions written		58,919
Foreign currency transactions		1,340,162
Net change in unrealized appreciation/depreciation of:
Investments(b)		3,201,690
Forward currency exchange contracts		672,509
Futures		(27,732)
Swaps		(370,439)
Foreign currency denominated assets and liabilities		(3,025)

Net gain on investment and foreign currency transactions		4,043,429

Net Increase in Net Assets from Operations		$14,429,355

(a)	Net of foreign capital gains taxes of $676.

(b)	Net of increase in accrued foreign capital gains taxes of $5,681.

See notes to financial statements.

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 51

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30, 2019		Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$10,385,926		$10,748,615
Net realized gain on investment and foreign currency transactions	570,426		1,347,281
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	3,473,003		(5,909,501)

Net increase in net assets from operations	14,429,355		6,186,395
Distributions to Shareholders
Class A	(763,282)		(735,706)
Class C	(703,527)		(692,776)
Advisor Class	(9,874,748)		(8,938,414)
Class R	(409)		(344)
Class K	(434)		(369)
Class I	(431)		(369)
Return of capital
Class A	– 0	–	(36,040)
Class C	– 0	–	(33,937)
Advisor Class	– 0	–	(437,866)
Class R	– 0	–	(17)
Class K	– 0	–	(18)
Class I	– 0	–	(18)
Capital Stock Transactions
Net increase (decrease)	7,355,462		(64,832,818)

Total increase (decrease)	10,441,986		(69,522,297)
Net Assets
Beginning of period	265,042,480		334,564,777

End of period	$275,484,466		$265,042,480

See notes to financial statements.

52 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Limited Duration High Income Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class T, Class 1 and Class 2 shares. Class B, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class 2 shares are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 53

NOTES TO FINANCIAL STATEMENTS (continued)

securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements

54 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows

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which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data

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through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2019:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$111,473,519		$0	(a)	$111,473,519
Corporates – Investment Grade		– 0	–	68,909,374		– 0	–	68,909,374
Bank Loans		– 0	–	22,546,753		3,255,967		25,802,720
Collateralized Mortgage Obligations		– 0	–	10,422,159		– 0	–	10,422,159
Emerging Markets – Sovereigns		– 0	–	7,913,545		– 0	–	7,913,545
Asset-Backed Securities		– 0	–	1,020,921		4,550,383		5,571,304
Emerging Markets – Treasuries		– 0	–	4,302,095		– 0	–	4,302,095
Emerging Markets – Corporate Bonds		– 0	–	4,173,319		2,575		4,175,894
Governments – Sovereign Bonds		– 0	–	2,337,434		– 0	–	2,337,434
Collateralized Loan Obligations		– 0	–	– 0	–	2,090,982		2,090,982
Commercial Mortgage-Backed Securities		– 0	–	598,781		– 0	–	598,781
Governments – Treasuries		– 0	–	478,047		– 0	–	478,047

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Investments in Securities:	Level 1			Level 2		Level 3			Total
Quasi-Sovereigns	$	– 0	–	$342,982		$	– 0	–	$342,982
Short-Term Investments:
Investment Companies		23,779,092		– 0	–		– 0	–	23,779,092
U.S. Treasury Bills		– 0	–	2,999,854			– 0	–	2,999,854

Total Investments in Securities		23,779,092		237,518,783			9,899,907		271,197,782
Other Financial Instruments(b):
Assets:
Futures		71,624		– 0	–		– 0	–	71,624	(c)
Forward Currency Exchange Contracts		– 0	–	1,250,583			– 0	–	1,250,583
Centrally Cleared Credit Default Swaps		– 0	–	2,329,095			– 0	–	2,329,095	(c)
Credit Default Swaps		– 0	–	346,960			– 0	–	346,960
Liabilities:
Futures		(42,363)		– 0	–		– 0	–	(42,363	)(c)
Forward Currency Exchange Contracts		– 0	–	(170,426)			– 0	–	(170,426)
Centrally Cleared Credit Default Swaps		– 0	–	(219,015)			– 0	–	(219,015	)(c)
Credit Default Swaps		– 0	–	(741,405)			– 0	–	(741,405)

Total		$23,808,353		$240,314,575			$9,899,907		$274,022,835

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade(a)			Bank Loans	Asset-Backed Securities
Balance as of 9/30/18	$	– 0	–	$3,516,154	$1,981,202
Accrued discounts/(premiums)		– 0	–	2,740	(1,289)
Realized gain (loss)		– 0	–	(59,085)	– 0	–
Change in unrealized appreciation/depreciation		– 0	–	19,177	105,688
Purchases		– 0	–	2,363,621	3,508,872
Sales/Paydowns		– 0	–	(1,071,882)	(1,044,090)

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	Corporates - Non-Investment Grade(a)			Bank Loans		Asset-Backed Securities
Transfers in to Level 3	$	– 0	–	$363,738		$	– 0	–
Transfers out of Level 3		– 0	–	(1,878,496)			– 0	–

Balance as of 9/30/19	$	– 0	–	$3,255,967			$4,550,383

Net change in unrealized appreciation/depreciation from investments held as of 9/30/19(b)	$	– 0	–	$12,971			$105,647

	Emerging Markets - Corporate Bonds			Collateralized Loan Obligations		Commercial Mortgage-Backed Securities
Balance as of 9/30/18		$32,391		$1,615,734			$91,814
Accrued discounts/(premiums)		(19,299)		150			– 0	–
Realized gain (loss)		– 0	–	– 0	–		– 0	–
Change in unrealized appreciation/depreciation		15,217		(24,752)			– 0	–
Purchases		– 0	–	499,850			– 0	–
Sales/Paydowns		– 0	–	– 0	–		– 0	–
Transfers in to Level 3		– 0	–	– 0	–		– 0	–
Transfers out of Level 3		(25,734)		– 0	–		(91,814)

Balance as of 9/30/19		$2,575		$2,090,982		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 9/30/19(b)		$(241,706)		$(24,752)		$	– 0	–

	Total
Balance as of 9/30/18		$7,237,295
Accrued discounts/(premiums)		(17,698)
Realized gain (loss)		(59,085)
Change in unrealized appreciation/depreciation		115,330
Purchases		6,372,343
Sales/Paydowns		(2,115,972)
Transfers in to Level 3		363,738	(c)
Transfers out of Level 3		(1,996,044	)(c)

Balance as of 9/30/19		$9,899,907

Net change in unrealized appreciation/depreciation from investments held as of 9/30/19(b)		$(147,840)

(a)	The Fund held securities with zero market value at period end.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(c)	There were de minimis transfers under 1% of net assets during the reporting period.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at September 30, 2019. Securities priced (i) by third party vendors or (ii) by brokers are excluded from the following table:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 9/30/19			Valuation Technique	Unobservable Input	Input
Corporates – Non-Investment Grade	$	– 0	–	Qualitative Assessment		$0.00

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

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In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .50% of the next $2.5 billion and .45% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an

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annual basis (the “Expense Caps”) to .95%, 1.70%, .70%, 1.20%, .95% and .70% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Expense Caps may not be terminated before January 31, 2020. For the year ended September 30, 2019, such reimbursements/waivers amounted to $247,094.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended September 30, 2019, the reimbursement for such services amounted to $73,692.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $43,244 for the year ended September 30, 2019.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,185 from the sale of Class A shares and received $50 and $683 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended September 30, 2019.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended September 30, 2019, such waiver amounted to $16,969.

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A summary of the Fund’s transactions in AB mutual funds for the year ended September 30, 2019 is as follows:

Fund	Market Value 9/30/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 9/30/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$20,504	$144,340	$141,065	$23,779	$381

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), through an initial public offering. AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA owned 10.1% of the outstanding shares of common stock of AXA Equitable as of November 13, 2019, and no longer owns a controlling interest in AXA Equitable. AXA previously announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining AXA Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into AXA Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of AXA Equitable common stock.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Fund’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser. Shareholders of the Fund subsequently approved the new investment advisory agreement, which became effective on November 13, 2019.

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NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of ..25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $285,250, $0 and $0 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2019 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$90,087,411	$87,718,113
U.S. government securities	6,655,519	882,000

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The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$270,415,764

Gross unrealized appreciation	$6,432,752
Gross unrealized depreciation	(5,653,646)

Net unrealized appreciation	$779,106

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2019, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended September 30, 2019, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund

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bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the

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respective referenced assets and upfront premium received upon entering into the contract.

During the year ended September 30, 2019, the Fund held purchased swaptions for hedging and non-hedging purposes. During the year ended September 30, 2019, the Fund held written swaptions for hedging and non-hedging purposes.

During the year ended September 30, 2019, the Fund held purchased options for hedging purposes. During the year ended September 30, 2019, the Fund held written options for hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront

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premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

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In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2019, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of

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the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended September 30, 2019, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended September 30, 2019, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty,

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the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$71,624	*	Receivable/Payable for variation margin on futures	$42,363	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	157,943	*	Receivable/Payable for variation margin on centrally cleared swaps	14,385	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	1,250,583		Unrealized depreciation on forward currency exchange contracts	170,426

Credit contracts	Market value on credit default swaps	346,960		Market value on credit default swaps	741,405

Total		$1,827,110			$968,579

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(167,156)	$(27,732)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(60,763)	672,509

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(21,964)	– 0	–

Credit contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(71,992)	37,379

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(36,547)	– 0	–

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	42,982	– 0	–

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	58,919	– 0	–

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(26,487)	$(503,755)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,224,181	133,316

Total		$941,173	$311,717

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended September 30, 2019:

Futures:
Average notional amount of buy contracts	$7,650,343	(a)
Average notional amount of sale contracts	$7,247,448
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$6,230,000
Average principal amount of sale contracts	$35,819,004
Purchased Options:
Average notional amount	$104,124	(b)
Purchased Swaptions:
Average notional amount	$12,056,750	(a)
Options Written:
Average notional amount	$101,478	(b)
Swaptions Written:
Average notional amount	$9,045,667	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$6,880,000	(c)
Credit Default Swaps:
Average notional amount of buy contracts	$1,730,000
Average notional amount of sale contracts	$8,221,892
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$4,128,305	(d)
Average notional amount of sale contracts	$16,395,143
Total Return Swaps:
Average notional amount	$8,860,000	(e)

(a)	Positions were open for three months during the year.

(b)	Positions were open for four months during the year.

(c)	Positions were open for nine months during the year.

(d)	Positions were open for eight months during the year.

(e)	Positions were open for eleven months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of September 30, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
BNP Paribas SA	$3,825	$	– 0	–	$	– 0	–	$	– 0	–	$3,825
Citibank, NA	42,783		(12,276)			– 0	–		– 0	–	30,507
Credit Suisse International	136,149		– 0	–		– 0	–		– 0	–	136,149
Goldman Sachs Bank USA/Goldman Sachs International	210,811		(210,811)			– 0	–		– 0	–	– 0	–
Natwest Markets PLC	824,705		– 0	–		– 0	–		– 0	–	824,705
Standard Chartered Bank	347,415		– 0	–		(251,000)			– 0	–	96,415
State Street Bank & Trust Co.	29,338		(29,338)			– 0	–		– 0	–	– 0	–
UBS AG	2,517		– 0	–		– 0	–		– 0	–	2,517

Total	$1,597,543		$(252,425)			$(251,000)		$	– 0	–	$1,094,118	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$33,053	$	– 0	–	$	– 0	–	$	– 0	–	$33,053
Barclays Bank PLC	32,894		– 0	–		– 0	–		– 0	–	32,894
Citibank, NA	12,276		(12,276)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	114,964		– 0	–		– 0	–		(114,964)		– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	485,632		(210,811)			– 0	–		(274,821)		– 0	–
JP Morgan Securities, LLC	154,485		– 0	–		– 0	–		– 0	–	154,485
State Street Bank & Trust Co.	78,527		(29,338)			– 0	–		– 0	–	49,189

Total	$911,831		$(252,425)		$	– 0	–		$(389,785)		$269,621	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

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As of September 30, 2019, the Fund had the following unfunded loan commitment which could be extended at the option of the borrower pursuant to the respective loan agreement. The unrealized appreciation on such loan commitment was $100.

Loan	Unfunded Loan Participation Commitments	Funded
Allied Universal Holdco LLC.
2019 Delayed Draw Term	$9,828	$	– 0	–

As of September 30, 2019, the Fund had no bridge loan commitments outstanding.

During the year ended September 30, 2019, the Fund did not receive commitment fees or additional funding fees.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018

Class A
Shares sold	760,306	591,674	$7,674,487	$6,093,196

Shares issued in reinvestment of dividends and distributions	46,167	51,855	470,806	532,687

Shares converted from Class C	274,130	3,893	2,828,448	40,100

Shares redeemed	(948,518)	(1,167,192)	(9,565,773)	(12,014,088)

Net increase (decrease)	132,085	(519,770)	$1,407,968	$(5,348,105)

Class C
Shares sold	565,432	271,152	$5,718,045	$2,798,201

Shares issued in reinvestment of dividends and distributions	39,798	43,252	405,532	443,976

Shares converted to Class A	(274,380)	(3,895)	(2,828,448)	(40,100)

Shares redeemed	(722,742)	(822,329)	(7,332,708)	(8,453,666)

Net decrease	(391,892)	(511,820)	$(4,037,579)	$(5,251,589)

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	Shares				Amount
	Year Ended September 30, 2019		Year Ended September 30, 2018		Year Ended September 30, 2019			Year Ended September 30, 2018

Advisor Class
Shares sold	8,952,277		8,618,728			$91,046,931		$88,497,070

Shares issued in reinvestment of dividends and distributions	666,863		636,930			6,803,300		6,532,813

Shares redeemed	(8,665,034)		(14,497,867)			(87,865,158)		(149,263,022)

Net increase (decrease)	954,106		(5,242,209)			$9,985,073		$(54,233,139)

Class R
Shares sold	– 0	–	1		$	– 0	–	$5

Net increase	– 0	–	1		$	– 0	–	$5

Class K
Shares sold	– 0	–	0	(a)	$	– 0	–	$5

Net increase	– 0	–	– 0	–	$	– 0	–	$5

Class I
Shares sold	– 0	–	0	(a)	$	– 0	–	$5

Net increase	– 0	–	– 0	–	$	– 0	–	$5

(a)	Amount is less than one share.

There were no transactions in capital shares for Class R, Class K and Class I for the year ended September 30, 2019.

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

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Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of

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reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of fund shares. Over recent years illiquid investments risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

LIBOR Risk— A Fund/Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s/Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting a Fund’s/Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to

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effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended September 30, 2019.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2019 and September 30, 2018 were as follows:

	2019		2018
Distributions paid from:
Ordinary income	$11,342,831		$10,367,978

Total taxable distributions paid	$11,342,831		$10,367,978
Return of capital	– 0	–	507,896

Total distributions paid	$11,342,831		$10,875,874

As of September 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,752,231
Accumulated capital and other losses	(8,357,680	)(a)
Unrealized appreciation/(depreciation)	769,937	(b)

Total accumulated earnings/(deficit)	$(5,835,512	)(c)

(a)	As of September 30, 2019, the Fund had a net capital loss carryforward of $8,357,680.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments and the tax treatment of swaps.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of defaulted securities and dividends payable.

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 81

NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2019, the Fund had a net short-term capital loss carryforward of $1,320,840 and a net long-term capital loss carryforward of $7,036,840, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

82 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended September 30,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 10.24	$ 10.40	$ 10.31	$ 9.97	$ 10.49

Income From Investment Operations

Net investment income(a)(b)	.39	.38	.33	.34	.39

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.16	(.16)	.12	.37	(.39)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase in net asset value from operations	.55	.22	.45	.71	– 0	–

Less: Dividends and Distributions

Dividends from net investment income	(.43)	(.36)	(.36)	(.37)	(.48)

Return of capital	– 0	–	(.02)	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.43)	(.38)	(.36)	(.37)	(.52)

Net asset value, end of period	$ 10.36	$ 10.24	$ 10.40	$ 10.31	$ 9.97

Total Return

Total investment return based on net asset value(d)	5.54%	2.23%	4.44%	7.29	%+	(.09)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$19,487	$17,897	$23,596	$27,656	$32,515

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.95%	.95%	.95%	1.04%	1.05%

Expenses, before waivers/reimbursements(e)‡	1.05%	1.05%	1.04%	1.11%	1.13%

Net investment income(b)	3.85%	3.69%	3.18%	3.42%	3.77%

Portfolio turnover rate	37%	39%	46%	57%	40%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.01%	.02%	.01%	0%

See footnote summary on page 89.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended September 30,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 10.23	$ 10.40	$ 10.30	$ 9.96	$ 10.48

Income From Investment Operations

Net investment income(a)(b)	.32	.30	.25	.27	.32

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.16	(.16)	.13	.37	(.40)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.48	.14	.38	.64	(.08)

Less: Dividends and Distributions

Dividends from net investment income	(.36)	(.30)	(.28)	(.30)	(.40)

Return of capital	– 0	–	(.01)	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.36)	(.31)	(.28)	(.30)	(.44)

Net asset value, end of period	$ 10.35	$ 10.23	$ 10.40	$ 10.30	$ 9.96

Total Return

Total investment return based on net asset value(d)	4.76%	1.37%	3.76%	6.52	%+	(.79)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$17,617	$21,412	$27,083	$30,478	$29,336

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.70%	1.70%	1.70%	1.77%	1.75%

Expenses, before waivers/reimbursements(e)‡	1.80%	1.80%	1.79%	1.85%	1.84%

Net investment income(b)	3.11%	2.95%	2.43%	2.68%	3.07%

Portfolio turnover rate	37%	39%	46%	57%	40%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.01%	.02%	.01%	0%

See footnote summary on page 89.

84 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended September 30,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 10.22	$ 10.39	$ 10.30	$ 9.95	$ 10.48

Income From Investment Operations

Net investment income(a)(b)	.42	.41	.36	.37	.42

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.17	(.17)	.12	.38	(.40)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase in net asset value from operations	.59	.24	.48	.75	.02

Less: Dividends and Distributions

Dividends from net investment income	(.46)	(.39)	(.39)	(.40)	(.50)

Return of capital	– 0	–	(.02)	– 0	–	– 0	–	(.05)

Total dividends and distributions	(.46)	(.41)	(.39)	(.40)	(.55)

Net asset value, end of period	$ 10.35	$ 10.22	$ 10.39	$ 10.30	$ 9.95

Total Return

Total investment return based on net asset value(d)	5.91%	2.38%	4.80%	7.69	%+	.11%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$238,350	$225,703	$283,856	$268,421	$217,429

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.70%	.69%	.70%	.77%	.75%

Expenses, before waivers/reimbursements(e)‡	.80%	.80%	.79%	.84%	.84%

Net investment income(b)	4.10%	3.94%	3.45%	3.66%	4.07%

Portfolio turnover rate	37%	39%	46%	57%	40%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.01%	.02%	.01%	0%

See footnote summary on page 89.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended September 30,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 10.23	$ 10.40	$ 10.31	$ 9.97	$ 10.49

Income From Investment Operations

Net investment income(a)(b)	.37	.35	.31	.32	.37

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.17	(.16)	.11	.37	(.40)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.54	.19	.42	.69	(.03)

Less: Dividends and Distributions

Dividends from net investment income	(.41)	(.34)	(.33)	(.35)	(.45)

Return of capital	– 0	–	(.02)	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.41)	(.36)	(.33)	(.35)	(.49)

Net asset value, end of period	$ 10.36	$ 10.23	$ 10.40	$ 10.31	$ 9.97

Total Return

Total investment return based on net asset value(d)	5.39%	1.87%	4.17%	7.03%	(.31)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$10	$10	$10	$10	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.20%	1.20%	1.20%	1.28%	1.25%

Expenses, before waivers/reimbursements(e)‡	1.31%	1.32%	1.30%	1.35%	1.33%

Net investment income(b)	3.63%	3.43%	2.96%	3.17%	3.55%

Portfolio turnover rate	37%	39%	46%	57%	40%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.01%	.02%	.01%	0%

See footnote summary on page 89.

86 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended September 30,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 10.23	$ 10.40	$ 10.31	$ 9.96	$ 10.49

Income From Investment Operations

Net investment income(a)(b)	.40	.38	.33	.34	.39

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.16	(.17)	.12	.38	(.40)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.56	.21	.45	.72	(.01)

Less: Dividends and Distributions

Dividends from net investment income	(.43)	(.36)	(.36)	(.37)	(.48)

Return of capital	– 0	–	(.02)	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.43)	(.38)	(.36)	(.37)	(.52)

Net asset value, end of period	$ 10.36	$ 10.23	$ 10.40	$ 10.31	$ 9.96

Total Return

Total investment return based on net asset value(d)	5.65%	2.12%	4.43%	7.40	%+	(.16)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$10	$10	$10	$10	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.95%	.95%	.95%	1.03%	1.00%

Expenses, before waivers/reimbursements(e)‡	1.04%	1.06%	1.04%	1.08%	1.07%

Net investment income(b)	3.87%	3.67%	3.21%	3.41%	3.80%

Portfolio turnover rate	37%	39%	46%	57%	40%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.01%	.02%	.01%	0%

See footnote summary on page 89.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended September 30,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 10.24	$ 10.40	$ 10.31	$ 9.97	$ 10.49

Income From Investment Operations

Net investment income(a)(b)	.42	.40	.36	.37	.42

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.16	(.15)	.12	.37	(.39)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase in net asset value from operations	.58	.25	.48	.74	.03

Less: Dividends and Distributions

Dividends from net investment income	(.46)	(.39)	(.39)	(.40)	(.50)

Return of capital	– 0	–	(.02)	– 0	–	– 0	–	(.05)

Total dividends and distributions	(.46)	(.41)	(.39)	(.40)	(.55)

Net asset value, end of period	$ 10.36	$ 10.24	$ 10.40	$ 10.31	$ 9.97

Total Return

Total investment return based on net asset value(d)	5.80%	2.47%	4.69%	7.60	%+	.26%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$10	$10	$10	$10	$9

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.70%	.70%	.70%	.78%	.75%

Expenses, before waivers/reimbursements(e)‡	.76%	.77%	.75%	.84%	.84%

Net investment income(b)	4.10%	3.93%	3.46%	3.70%	4.10%

Portfolio turnover rate	37%	39%	46%	57%	40%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.01%	.02%	.01%	0%

See footnote summary on page 89.

88 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended September 30, 2019, September 30, 2018 and September 30, 2017, such waiver amounted to .01%, .01% and .02%, respectively.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 89

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Limited Duration High Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Limited Duration High Income Portfolio (the “Fund”), (one of the funds constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of September 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Bond Fund, Inc.) at September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures

90 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

November 26, 2019

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 91

2019 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended September 30, 2019. For foreign shareholders, 49.59% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2020.

92 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Gershon M. Distenfeld(2), Vice President Jacqueline Pincus(2), Vice President William Smith(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and
Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by its Limited Duration High Income Investment Team.
Mr. Gershon M. Distenfeld, Mr. William Smith and Ms. Jacqueline Pincus are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 93

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 59 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	90	None

94 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 78 (2005)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	90	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,## 75 (2005)	Private Investor since prior to 2014. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	90	None

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 95

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 71 (2006)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	90	None

96 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 64 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	90	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 67 (2008)	Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	90	None

Earl D. Weiner,## 80 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	90	None

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MANAGEMENT OF THE FUND (continued)

*

The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department - Mutual Fund Legal 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Funds’ Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualification to serve as a Director, which led to the conclusion that each Director should serve as a Director of the Fund.

#	Mr. Keith is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Funds due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s officers is listed below.

NAME, ADDRESS,* AND AGE	POSITIONS HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith, 59	President and Chief Executive Officer	See biography above.

Gershon M. Distenfeld, 43	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2014. He is also co-Head of Fixed-Income.

Jacqueline Pincus, 33	Vice President	Vice President of the Adviser,** with which has been associated since prior to 2014.

William Smith, 32	Vice President	Senior Vice President of the Adviser** with which he has been associated since prior to 2014. He is a member of the US High Yield, High Income, Short Duration High Yield and European High Yield portfolio-management teams.

Emilie D. Wrapp, 64	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2014.

Michael B. Reyes, 43	Senior Analyst	Vice President of the Adviser with which he has been associated since prior to 2014.

Joseph J. Mantineo, 60	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2014.

Phyllis J. Clarke, 58	Controller	Vice President of ABIS,** with which she has been associated since prior to 2014.

Vincent S. Noto, 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Limited Duration High Income Portfolio (the “Fund”) at a meeting held on November 6-8, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

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research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits

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relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the

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directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures for a fund, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the

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Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also discussed economies of scale with their independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio.

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NOTES

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 107

NOTES

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AB LIMITED DURATION HIGH INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

LDHI-0151-0919

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Limited Duration High Income Portfolio	2018	$111,484	$(2)	$23,952
	2019	$111,484	$—	$25,125

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Limited Duration High Income Portfolio	2018	$673,414	$23,950
			$2
			$(23,952)
	2019	$887,510	$25,125
			$—
			$(25,125)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: November 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: November 29, 2019

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: November 29, 2019